                                 EXHIBIT 10(W)

                                      TO

                                   FORM 10-K

                                      OF

                        WELLS REAL ESTATE FUND X, L.P.

                                    FOR THE

                      FISCAL YEAR ENDED DECEMBER 31, 1998

                  FIRST AMENDMENT TO JOINT VENTURE AGREEMENT
                                      OF
                           WELLS/FREMONT ASSOCIATES


     THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT OF WELLS/FREMONT ASSOCIATES (the "First Amendment") is made and entered into as of the 8th day of October, 1998, by and among WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having Wells Real Estate Investment Trust, Inc. as general partner ("Wells OP"), as Venturer, WELLS DEVELOPMENT CORPORATION, a Georgia corporation ("Wells Development"), as withdrawing Venturer, and FUND X AND FUND XI ASSOCIATES, a Georgia joint venture comprised of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. (the "Fund X-XI Joint Venture"), as a newly admitted Venturer to WELLS/FREMONT ASSOCIATES (the "Venture").

                             W I T N E S S E T H :

     WHEREAS, Wells OP and Wells Development have previously formed the Venture pursuant to the terms and provisions of that certain Joint Venture Agreement of Wells/Fremont Associates dated July 15, 1998 (the "Joint Venture Agreement"); and

     WHEREAS, Wells Development has, simultaneously herewith, transferred and assigned all of its right, title and interest in and to its interest in the Joint Venture to the Fund X-XI Joint Venture; and

     WHEREAS, the parties hereto desire to amend the Joint Venture Agreement to reflect the transfer and assignment by Wells Development of its interest in the Venture to the Fund X-XI Joint Venture and to implement and effect the admission of the Fund X-XI Joint Venture to the Venture as a Venturer in the place of Wells Development and the withdrawal of Wells Development from the Venture.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree, and the Joint Venture Agreement is hereby amended, as follows:


                           Admission and Withdrawal
                           ------------------------

     Fund X and Fund XI Associates, a Georgia joint venture comprised of Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. (the "Fund X-XI Joint Venture") is hereby admitted to the Venture in the place of Wells Development. By its execution hereof, the Fund X-XI Joint Venture hereby adopts and agrees to be bound by the terms of the Joint Venture Agreement. The Fund X-XI Joint Venture hereby further, without limitation of the foregoing, adopts, ratifies and confirms the provisions of Sections 6.4(d) and 6.5(e) of the Joint Venture Agreement and the appointment of the Accepting Venturer, as defined in the Joint Venture Agreement, as its attorney-in-fact for the purposes and to the extent therein set forth.

     By its execution hereof, Wells OP hereby consents to the transfer of by Wells Development of its interest in the Venture to the Fund X-XI Joint Venture and the admission of the Fund X-XI Joint Venture to the Venture pursuant to the terms and provisions of this First Amendment.

     Wells Development Corporation hereby withdraws from the Venture and agrees that, subsequent to the date hereof, it shall have no further right, title or interest in or to any profits, losses, income, gain, Net Cash Flow, Extraordinary Receipts or capital of the Venture, and no further rights, powers or authority as a Venturer in the Venture.


                           Amendment to Section 3.1
                           ------------------------

     Section 3.1 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

         "3.1  Capital Contributions.  It is hereby acknowledged and agreed that
               ---------------------
     the Venturers have made the following Capital Contributions to the Venture and own the following Distribution Percentage Interests in the Venture, effective October 8, 1998:

                                                           Distribution
                                              Capital       Percentage
                 Venturer                    Contribution    Interest
                 --------                    ------------   -----------

                 Wells OP                     $6,978,071         78%
                 Fund X-XI Joint Venture      $2,000,000         22%
                                              ----------        ----

                   Total                      $8,978,071        100%


     The Venturers shall, from time to time, make such further Capital Contributions to the Venture in such amounts as are mutually agreed to by the Venturers."

                           Amendment to Section 8.1
                           ------------------------

     Section 8.1 of the Joint Venture Agreement is hereby amended by deleting reference to "Wells Development Corporation" and inserting in lieu thereof the following address of the Fund X-XI Joint Venture:

                         Fund X and Fund XI Associates
                           3885 Holcomb Bridge Road
                            Norcross, Georgia 30092


                                RECERTIFICATION
                                ---------------

     Wells OP and the Fund X-XI Joint Venture hereby adopt, ratify and recertify the Joint Venture Agreement, except as specifically amended hereby, and the Joint Venture Agreement shall continue and remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Joint Venture Agreement of Wells/Fremont Associates under seal as of the day and year first above written.

                                 WELLS OP:
                                 --------

                                 WELLS OPERATING PARTNERSHIP, L.P.
                                 A Delaware Limited Partnership

                                 By:  Wells Real Estate Investment Trust, Inc.
Signed, sealed and delivered     A Maryland Corporation
in the presence of:                 (As General Partner)


/s/ Judith A. Miller                  By:/s/ Leo F. Wells, III
--------------------                     ------------------------
Unofficial Witness                       Leo F. Wells, III
                                         President

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]

                                WITHDRAWING VENTURER:
                                --------------------

Signed, sealed and delivered    WELLS DEVELOPMENT CORPORATION
in the presence of:             A Georgia Corporation


/s/ Judith A. Miller            By:/s/ Leo F. Wells, III
--------------------               ------------------------
Unofficial Witness                 Leo F. Wells, III
                                   President

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]

                               NEWLY ADMITTED VENTURER:
                               -----------------------

                               FUND X AND FUND XI ASSOCIATES
                               A Georgia Joint Venture

                               By:  Wells Real Estate Fund X, L.P.
                                    A Georgia Limited Partnership

                                    By:  Wells Partners, L.P.
                                         A Georgia Limited Partnership
                                         (As General Partner)

                                         By:  Wells Capital, Inc.
Signed, sealed and delivered             A Georgia Corporation
in the presence of:                      (As General Partner)


/s/ Judith A. Miller                By:/s/ Leo F. Wells, III
--------------------                   ---------------------
Unofficial Witness                     Leo F. Wells, III
                                       President

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]


Signed, sealed and delivered
in the presence of:


/s/ Judith A. Miller                By:/s/ Leo F. Wells, III
--------------------                   ---------------------
Unofficial Witness                     Leo F. Wells, III
                                       (As General Partner)

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]

                               By:  Wells Real Estate Fund XI, L.P.
                                    A Georgia Limited Partnership

                                    By:  Wells Partners, L.P.
                                         A Georgia Limited Partnership
                                         (As General Partner)

                                         By:  Wells Capital, Inc.
Signed, sealed and delivered             A Georgia Corporation
in the presence of:                           (As General Partner)


/s/ Judith A. Miller                     By:/s/ Leo F. Wells, III
--------------------                        ---------------------
Unofficial Witness                          Leo F. Wells, III
                                            President

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]


Signed, sealed and delivered
in the presence of:


/s/ Judith A. Miller                       By:/s/ Leo F. Wells, III
--------------------                          ---------------------
Unofficial Witness                            Leo F. Wells, III
                                              (As General Partner)

/s/ Martha Jean Cory
--------------------
Notary Public

[Notarial Seal]